SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            _____________________

                                  FORM 8-K
                            _____________________


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       COMMISSION FILE NO.: 33-14987-A


                      Date of Report: October 13, 2005


                              CRSI GROUP, INC.
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           (Exact name of registrant as specified in its charter)


           Florida                                     65-0023471
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  (State of other jurisdiction of                      (IRS Employer
   incorporation or organization                        Identification No.)


          826 Broadway, 9th Floor, New York, NY           10003
        ----------------------------------------------------------
        (Address of principal executive offices)        (Zip Code)


                               (212) 505-0282
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             (Registrant?s telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

     On October 13, 2005 CRSI Group issued a press release announcing the withdrawal of its offer to purchase Amber Nursing Services, Ltd., due to CRSI Group?s inability to obtain the financing necessary to complete the acquisition.

Item 9.01  Financial Statements and Exhibits

Exhibits

99.	Press release dated October 13, 2005.


                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 13, 2005                          CRSI GROUP, INC.

                                          By: /s/ Jeremy P. Feakins
                                          ----------------------------
                                          Jeremy P. Feakins, President